Paradox Basin, Colorado Paradox Basin, Colorado
Investor Relations contact: Jennifer Martin    jmartin@billbarrettcorp.com
May 5, 2009
Fred Barrett
Chairman and CEO
Joe Jaggers
President and COO
Bob Howard
CFO and Treasurer
First Quarter 2009 Operational Update
Exhibit 99.2

Forward – Looking and Other Cautionary Statements
This presentation and the conference call to which it relates, contains forward-looking statements, including statements regarding projected results and future events. In particular, the Company is providing “2009 Guidance,”
which contain projections for certain 2009 operational and financial results. These forward-looking statements are based on management’s judgment as of this date and include certain risks and uncertainties. Please refer to the
Company’s Annual Report on Form 10-K for the year-ended December 31, 2008 filed with the Securities and Exchange
Commission (“SEC”), and subsequent filings including our Current Reports on Form 8-K, for a list of certain risk factors. Actual results may differ materially from Company projections and can be affected by a variety of factors outside the control of the Company including, among other things, exploration drilling and test results, transportation, processing, availability and costs of financing to fund the Company’s operations, the ability to receive drilling and other permits and regulatory approvals, governmental regulations, availability of third party gathering, market conditions, supply and demand changes and resulting oil and gas price volatility, risks related to hedging activities including counterparty viability, the availability and cost of services and materials, the ability to obtain industry partners to jointly explore certain prospects and the willingness and ability of those partners to meet capital obligations when requested, surface access and costs, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, risks associated with operating in one major geographic area, the success of the Company’s risk management activities, and other factors discussed in the
Company’s reports filed with the SEC.
Bill Barrett Corporation encourages readers to consider the risks and uncertainties associated with projections. In addition, the Company assumes no obligation to publicly revise or update any forward-looking statements based on future events or circumstances.

First Quarter Highlights
•
Record production of 22.1 Bcfe
Up 21% from 1Q08 and up 7% from 4Q08
•
Record cash flow of $134.8 million
Up 24% from 1Q08 and up 32% from 4Q08
•
Adjusted net income of $0.89 per share
•
Solid balance sheet and liquidity position to execute plan
On Track to Meet 2009 Objectives:
•
Maintaining ample liquidity
•
Generating 8% to 12% production growth
•
Maintaining disciplined cost management
•
Taking a strategically balanced approach to
investing in our portfolio
2008 Highlights
Fred Barrett – Chairman and CEO

First Quarter 2009 Summary Results
Bob Howard – CFO and Treasurer
(Unaudited)
1Q '09 1Q '08 Variance 4Q '08 Variance
Production (Bcfe) 22.1 18.2 21% 20.6 7%
Discretionary cash flow  (1)
-in $millions $134.8 $108.3 24% $101.8 32%
-per diluted share $3.01 $2.40 25% $2.28 32%
-per mcfe $6.10 $5.95 3% $4.95 23%
Adjusted Net Income  (2)
-in millions $39.6 $31.4 26% $20.7 91%
-per diluted share $0.89 $0.69 29% $0.46 93%
Per Mcfe
-Realized price (including hedge effects) $7.70 $8.19 -6% $6.96 11%
-LOE $0.53 $0.51 4% $0.58 -9%
-Gathering and transportation expense $0.50 $0.52 -4% $0.47 6%
-Production taxes  (3) $0.24 $0.56 -57% $0.34 -29%
-G & A (excluding stock based comp) $0.43 $0.58 -26% $0.50 -14%
-Depreciation, depletion and amortization $2.66 $2.80 -5% $2.75 -3%
(1)  Non-GAAP measure reconciled to GAAP in the earnings release
Sequential Year-over-year
(2) Adjusted for unrealized net hedging gains and losses, gains and losses  on property sales, a one-time production tax benefit in 1Q09 and impairment charges in 4Q08
(3) First quarter 2009 production taxes are presented before deducting a one-time benefit of $4.4 million ($0.20 per Mcfe) for Colorado severance taxes

Financially Well-Positioned
Bob Howard – CFO and Treasurer
•
Well hedged through summer 2010
2009: 44.5 Bcfe remaining at $7.53 Mcf Rockies, $81.79 bbl
2010: 45.2 Bcfe at $7.56 Mcf, $90.00 bbl
Basis only hedges, currently out of the money
•
Ample liquidity for planned activities
Capex within discretionary cash flow
$347 million available capacity on bank line
Well diversified lending group and hedge counterparties

Development Update
Uinta Basin, Utah – West Tavaputs
•
One rig operating, plan to release the rig in June after 14 wells
•
Currently producing 90 MMcfe/d (net)
•
EIS ROD continues to be delayed
Piceance Basin, Colorado – Gibson Gulch
•
Two rigs operating, plan 75-80 wells
•
Currently producing 100 MMcfe/d (net)
•
Permitting complete for 2009
Powder River Basin, Wyoming – CBM
•
No rigs operating until July due to wildlife stips, plan 50-55 wells
•
Currently producing 30 MMcfe/d (net)
Uinta Basin, Utah – Blacktail Ridge/ Lake Canyon
•
No rigs operating
•
Currently capable of producing 3,200 Bopd (gross)
•
Have 3 wells waiting on completion
Joe Jaggers – President and COO

Delineation and Exploration Update
Paradox Basin, Colorado – Yellow/Green Jacket
•
Plan 10 wells
•
Drilled and completed 5 ½ horizontal wells with
3 ½ horizontal wells waiting on completion
•
Began production in late December from Yellow Jacket
•
Currently producing 3 MMcfe/d (gross)
Uinta Basin, Utah – Hook
•
Drilled and completed 1 Juana Lopez well with 1 well
waiting on completion
•
Drilling 1  horizontal in the Manning Canyon
Montana Overthrust, Montana – Circus
•
Plan to resume completion & testing on 4 vertical wells
drilled in 2008, June through August
Bighorn Basin, Wyoming – Red Point
•
Fort Union test drilled and completion planned for May
Joe Jaggers – President and COO
st

Well-Positioned for 2009
Fred Barrett – Chairman and CEO
•
Financially secure
•
Monitoring capital program to maximize returns
•
Expected supply declines + sizable new Rockies
export capacity  = improved pricing in 2010
•
Strong track record of performance at development
programs and upside potential of emerging asset
base will drive value as pricing improves